HODGES
                                      FUND
                     Quietly & Consistently Growing Assets

                                 ANNUAL REPORT
                                   Year Ended
                                 March 31, 2002

April 23, 2002

Shareholders of The Hodges Fund:

Our year ending March 31st was one of progress. Asset value increased 24.80%, prompting Lipper Analytical to rank Hodges Fund in the top 1%, for twelve months performance, in the Multi-cap Core Growth category (358) funds.

The year was characterized by numerous changes in our portfolio as the market itself underwent many crosscurrents in the attractiveness of the various categories of stocks.

The main driving forces in the market this past year were the general malaise of the broad category of high tech and new economy stocks experiencing declines that must equal some of the market's worst meltdowns. The other disastrous event was the well-documented 9-11 national tragedy.

We responded to the events by making many portfolio changes. Fortunately many of those changes proved to be favorable. The main area where we continue to suffer disappointing performance is in our high tech area. Although we are not over-committed to this area, we do have representation in what we consider to be the best companies in their respective areas of enterprise. Our hope is that sometime in the future, these companies will arrive at a point where their inventories have been worked off, demand will have picked up, and because of their cost cutting and other moves to improve efficiency, profitability will accelerate, and the stocks will make sharp, dramatic improvement. This may not happen. At this point, it is merely conjecture on our part, but it is a scenario that we believe will occur. Some of those stocks are MICROSOFT CORP., ORACLE CORP., SUN MICROSYSTEMS, TEXAS INSTRUMENTS, JDS UNIPHASE and perhaps I2 TECHNOLOGIES.

Some of our investments that have been rewarding this year are DWYER GROUP, TYLER TECHNOLOGIES, CORRECTIONS CORP. OF AMERICA, JOS. A. BANK CLOTHIERS, COMMERCIAL METALS, SONIC CORP., TAIWAN SEMICONDUCTOR, DOCUCORP INTERNATIONAL, and SOUTHWEST AIRLINES.

Other recent purchases have been LUBY'S, AOL TIME WARNER, THOMAS NELSON, CHECKERS DRIVE-IN RESTAURANT, and PREPAID LEGAL SERVICES. Two of our companies had merger activities. CHILDREN'S COMPREHENSIVE CORP. was purchased by an investor group, and WACKENHUT CORP. had an offer to sell, so far not consummated. However, we sold our position for slightly more than the purchase offer. This is not a complete list of our activities, but some of the more relevant ones.

Looking forward, we frankly are optimistic about some sectors of the market. There is a whole host of companies that have been largely ignored during the excesses of the high tech bubble. Many of these companies command relatively low P/E ratios at a time that their earnings are improving, and investors are beginning to take note. Nothing is sure in this market, but we continue to believe that over the long term, stocks are the superior investment and that investors who stick it out will be rewarded.

      "When you add 2001 to all the years from 1926 through 2000, the average return for large-company stocks was 10.7%. That's down from 11% in 2000 and 11.2% in 1999.

      The same pages tell us that the longer we invest in stocks, the more likely we are to make money. Investors lost money in large stocks in 22 of the 76 single years tracked, but returns were positive in 65 of the 72 five-year periods. They were positive in 65 of the 67 10-year periods. All 62 15-year periods and all 57 20-year periods were positive. A losing year or two can disappear without a trace.

      The best 20-year investing period in history was 1980 to 1999. It produced a compound annual return of 17.87%. Indeed, five of the eight 20-year periods with annualized returns over 15% have ended in the last five years.

      Like 1962, the perspective from 2002 shows that stocks offered high returns: 10.7% over the preceding five years, 12.93% over 10 years, 13.73% over 15 years and 15.24% over 20 years. Based on our experience, an expectation of a 10% return would appear conservative."

   From article by Scott Burns, Dallas Morning News, 4/7/02

As a reminder, the Hodges Fund invests in small, mid-cap, and large-cap companies - in three categories, core growth, value, and rapidly growing momentum type companies. The balance and stability from such a mixed portfolio, we believe, is better than concentrating on investments that have uniform characteristics. Many mutual funds today focus on just one type investment such as all growth or all value. Such a strategy appears to us to create long periods of neutral performance since there is no such thing as a group that is perennially performing well.

If you have questions regarding the portfolio or anything else on which we can provide information, please let us know.

We would also like to welcome the previous shareholders of Trent Fund, who have joined us as a result of our acquiring the fund's assets and shareholders. We trust that the exchange will turn out to be to your advantage.

Sincerely,

/s/Don W. Hodges              /s/Craig D. Hodges

Don W. Hodges                 Craig D. Hodges

Past performance is no indication of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than the original cost. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments for fund holdings.

05/02

                                  HODGES FUND

          Value of $10,000 vs S&P 400 Midcap Index, Russell 2000 Index
                            and Wilshire 4500 Index

               Hodges        S&P 400 Midcap      Russell 2000     Wilshire 4500
   Date         Fund             w/inc.             w/inc.           w/inc.
   ----        ------        --------------      ------------     -------------
 10/9/92       $10,000          $10,000            $10,000           $10,000
 3/31/93       $11,493          $11,541            $12,280           $11,631
 3/31/94       $11,518          $12,250            $13,627           $12,345
 3/31/95       $12,624          $13,270            $14,379           $13,412
 3/31/96       $16,704          $17,067            $18,556           $17,626
 3/31/97       $19,071          $18,879            $19,504           $18,689
 3/31/98       $26,942          $28,137            $27,698           $27,372
 3/31/99       $32,630          $28,264            $23,196           $26,599
 3/31/00       $37,239          $39,028            $31,846           $39,690
 3/31/01       $20,747          $36,312            $26,964           $25,581
 3/31/02       $25,892          $43,162            $30,734           $28,067

                          Average Annual Total Return
                          Period Ended March 31, 2002
                    1 Year                            24.80%
                    5 Year                             6.30%
                    Since Inception (10/9/92)         10.56%

Past performance is not predictive of future performance. Sales load is not reflected in the graph and total return table presented above. Effective April 20, 1999 the Fund no longer imposed a sales load.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 400 Midcap Index is comprised of 400 domestic stocks chosen for market size liquidity and industry group representation. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Wilshire 4500 Index measures the performance of all U.S. headquartered equity securities with readily available price data, with the exception of the S&P 500 securities. The indices are unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2002

 SHARES                                                               VALUE
 ------                                                               -----
COMMON STOCKS: 96.8%

AIRLINES: 5.6%
  30,000   AMR Corp.*<F1>                                          $   792,300
  35,000   Southwest Airlines Co.                                      677,250
                                                                   -----------
                                                                     1,469,550
                                                                   -----------

BIOTECHNOLOGY: 0.2%
  25,000   Orchid Biosciences, Inc.*<F1>                                64,750
                                                                   -----------

COMMUNICATION: 3.1%
  20,000   EchoStar
             Communications Corp.*<F1>                                 566,400
  40,000   JDS Uniphase Corp.*<F1>                                     235,600
                                                                   -----------
                                                                       802,000
                                                                   -----------

COMPUTERS, SOFTWARE & TECHNOLOGY: 15.6%
 301,500   Intrusion, Inc.*<F1>                                        524,610
  15,000   Microsoft Corp.*<F1>                                        904,650
  25,000   Oracle Corp.*<F1>                                           320,000
  70,000   Sun Microsystems, Inc.*<F1>                                 617,400
 300,000   Tyler Technologies, Inc.*<F1>                             1,722,000
                                                                   -----------
                                                                     4,088,660
                                                                   -----------

CONSTRUCTION: 2.2%
  20,000   Encore Wire Corp.*<F1>                                      331,200
   5,000   Vulcan Materials Co.                                        237,700
                                                                   -----------
                                                                       568,900
                                                                   -----------

ELECTRONIC INSTRUMENTS: 1.7%
  58,741   DocuCorp
             International, Inc.*<F1>                                  444,082
                                                                   -----------

FINANCIAL: 6.5%
  50,000   Charles Schwab Corp.                                        654,500
 110,000   E*TRADE Group, Inc.*<F1>                                  1,036,200
                                                                   -----------
                                                                     1,690,700
                                                                   -----------

FOOD & RESTAURANTS: 17.2%
  25,000   CBRL Group, Inc.                                            711,750
  25,000   Checkers Drive-In
             Restaurants, Inc.*<F1>                                    274,750
  18,000   Krispy Kreme
             Doughnuts, Inc.*<F1>                                      735,300
 123,150   Luby's, Inc.*<F1>                                           837,420
  21,600   Schlotzsky's, Inc.*<F1>                                     123,120
  10,000   Sonic Corp.*<F1>                                            257,100
  25,000   Starbucks Corp.*<F1>                                        578,250
  15,450   Tootsie Roll
             Industries, Inc.                                          710,545
   5,000   Wm. Wrigley Jr. Co.                                         266,550
                                                                   -----------
                                                                     4,494,785
                                                                   -----------

INTERNET: 5.3%
   4,000   eBay, Inc.*<F1>                                             226,560
   5,000   Expedia, Inc.*<F1>                                          349,200
  45,000   i2 Technologies, Inc.*<F1>                                  227,700
  20,000   Openwave Systems, Inc.*<F1>                                 127,200
  60,000   Priceline.com Inc.*<F1>                                     313,800
  26,500   Switchboard, Inc.*<F1>                                      140,980
                                                                   -----------
                                                                     1,385,440
                                                                   -----------

LAND & ROYALTIES: 4.1%
  28,000   Texas Pacific Land Trust                                  1,066,800
                                                                   -----------

MACHINERY: 0.6%
   3,000   Caterpillar, Inc.                                           170,550
                                                                   -----------

MEDIA: 4.1%
  25,000   AOL Time Warner, Inc.*<F1>                                  591,250
  35,000   XM Satellite
             Radio Holdings Inc.*<F1>                                  481,950
                                                                   -----------
                                                                     1,073,200
                                                                   -----------

METAL PROCESSORS & FABRICATION: 2.6%
  16,000   Commercial Metals Co.                                       672,000
                                                                   -----------

POWER CONVERSION: 0.8%
  15,000   American Power
             Conversion Corp.*<F1>                                     221,700
                                                                   -----------

PUBLISHING: 1.4%
  30,000   Thomas Nelson, Inc.*<F1>                                    364,500
                                                                   -----------

OIL-FIELD SERVICES: 1.9%
  30,000   Halliburton Co.                                             512,100
                                                                   -----------

RECREATIONAL ACTIVITIES: 0.9%
   5,000   International
             Speedway Corp.                                            228,500
                                                                   -----------

RETAIL: 5.5%
 113,250   Calloway's Nursery, Inc.*<F1>                               127,973
   1,500   The Home Depot, Inc.                                         72,915
  20,000   Jos. A. Bank
             Clothiers, Inc.*<F1>                                      269,000
  11,500   Wal-Mart Stores, Inc.                                       704,835
  12,100   The Yankee Candle
             Co., Inc.*<F1>                                            279,873
                                                                   -----------
                                                                     1,454,596
                                                                   -----------

SEMICONDUCTORS: 5.4%
  20,000   Taiwan Semiconductor
             Manufacturing Co. Ltd.*<F1>                               415,000
  30,000   Texas Instruments, Inc.                                     993,000
                                                                   -----------
                                                                     1,408,000
                                                                   -----------

SERVICES: 12.0%
  70,000   Corrections Corp.
             of America*<F1>                                           910,000
 306,000   The Dwyer Group, Inc.*<F1>                                1,208,700
  50,700   Precis, Inc.*<F1>                                           591,162
  15,000   Pre-Paid Legal
             Services, Inc.*<F1>                                       428,400
                                                                   -----------
                                                                     3,138,262
                                                                   -----------

VENTURE CAPITAL: 0.1%
 100,000   Massey Burch
             Venture Fund I                                             17,312
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $22,539,889)                                                25,336,387
                                                                   -----------

CONTRACTS
---------
LONG EQUITY OPTIONS: 0.2%

COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
     100   AOL Time Warner, Inc./
             Call July 2002/20.00
             (cost $66,150)                                             48,000
                                                                   -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT: 2.9%

MONEY MARKET INVESTMENT:
$759,208   Federated Cash Trust
             (cost $759,208)                                           759,208
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $23,365,247+<F2>):  99.9%                                   26,143,595
Other Assets less Liabilities: 0.1%                                     30,216
                                                                   -----------
NET ASSETS: 100.0%                                                 $26,173,811
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At March 31, 2002, the basis of investments for federal income tax purposes was $23,626,354. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation            $ 4,724,057
        Gross unrealized depreciation             (2,206,816)
                                                 -----------
        Net unrealized appreciation              $ 2,517,241
                                                 -----------
                                                 -----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
   Investments in securities, at value (cost $23,365,247)          $26,143,595
   Receivables:
       Securities sold                                                 145,948
       Fund shares sold                                                  1,040
       Due from advisor                                                  7,271
       Dividends and interest                                            2,824
   Prepaid expenses and other assets                                    10,226
                                                                   -----------
           Total assets                                             26,310,904
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                             65,029
       Fund shares redeemed                                              3,450
       Distribution fees                                                26,965
       Administration fees                                               4,781
   Accrued expenses                                                     36,828
                                                                   -----------
           Total liabilities                                           137,053
                                                                   -----------

NET ASSETS                                                         $26,173,851
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $24,418,974
   Accumulated net realized loss on
     investments and options written                                (1,023,471)
   Net unrealized appreciation on investments                        2,778,348
                                                                   -----------
       Net assets                                                  $26,173,851
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     ($26,173,851/2,105,594 shares outstanding; unlimited
     number of shares authorized without par value)                     $12.43
                                                                        ------
                                                                        ------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
   Income
       Dividends                                                    $  155,357
       Interest                                                         11,854
                                                                    ----------
           Total income                                                167,211
                                                                    ----------
   Expenses
       Advisory fees                                                   201,359
       Distribution fees                                                59,223
       Administration fees                                              47,379
       Transfer agent fees                                              29,079
       Fund accounting fees                                             26,549
       Reports to shareholders                                          17,315
       Custody fees                                                     16,743
       Legal fees                                                       14,451
       Registration fees                                                12,964
       Audit fees                                                       10,642
       Trustee fees                                                      6,894
       Merger fees                                                       4,500
       Miscellaneous                                                     2,840
       Insurance expense                                                 1,735
                                                                    ----------
           Total expenses                                              451,673
                                                                    ----------
           NET INVESTMENT LOSS                                        (284,462)
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS WRITTEN
   Net realized loss on investments                                   (345,278)
   Net realized loss on options written                                (17,029)
   Change in net unrealized appreciation/depreciation
     on investments                                                  5,807,859
                                                                    ----------
       Net realized and unrealized gain on
         investments and options written                             5,445,552
                                                                    ----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $5,161,090
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2002   MARCH 31, 2001
                                                --------------   --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS:
   Net investment loss                           $  (284,462)     $  (419,229)
   Net realized gain (loss) on investments
     and options written                            (362,307)          20,809
   Change in net unrealized
     appreciation/depreciation
     on investments                                5,807,859      (16,323,298)
                                                 -----------      -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 5,161,090      (16,721,718)
                                                 -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                             --             (415,419)
                                                 -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change in
     outstanding shares (a)<F3>                      627,251       (1,321,759)
                                                 -----------      -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS         5,788,341      (18,458,896)
                                                 -----------      -----------

NET ASSETS
   Beginning of year                              20,385,510       38,844,406
                                                 -----------      -----------
   End of year                                   $26,173,851      $20,385,510
                                                 -----------      -----------
                                                 -----------      -----------

(a)<F3>  Summary of capital share transactions is as follows:

                                     YEAR ENDED               YEAR ENDED
                                   MARCH 31, 2002           MARCH 31, 2001
                                ---------------------    ---------------------
                                  Shares        Value      Shares        Value
                                --------     --------    --------     --------
Shares sold                      281,020   $3,182,094     160,698  $ 2,209,585
Shares issued in reinvestment
  of distributions                 --           --         34,339      394,552
Shares redeemed                 (222,087)  (2,554,843)   (284,666)  (3,925,896)
                                --------   ----------    --------  -----------
Net increase (decrease)           58,933   $  627,251     (89,629) $(1,321,759)
                                --------   ----------    --------  -----------
                                --------   ----------    --------  -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                                YEAR ENDED MARCH 31,
                                                          ----------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                      $ 9.96         $18.18         $16.79         $14.44         $13.20
                                                         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT
  OPERATIONS:
     Net investment loss                                  (0.14)         (0.21)         (0.13)         (0.15)         (0.09)
     Net realized and unrealized
       gain (loss) on investments                          2.61          (7.81)          2.36           3.05           4.79
                                                         ------         ------         ------         ------         ------
Total from investment operations                           2.47          (8.02)          2.23           2.90           4.70
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     From net realized gain                                  --          (0.20)         (0.84)         (0.55)         (3.46)
                                                         ------         ------         ------         ------         ------
     Net asset value, end of year                        $12.43         $ 9.96         $18.18         $16.79         $14.44
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
Total return                                              24.80%        (44.29)%        14.13%         21.11%*<F4>    41.26%*<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                        $26.2          $20.4          $38.8          $35.5          $32.4
Ratio of expenses to
  average net assets                                       1.91%          1.75%          1.75%          1.92%          1.96%
Ratio of net investment loss
  to average net assets                                   (1.20)%        (1.46)%        (0.77)%        (0.99)%        (0.76)%
Portfolio turnover rate                                  131.62%        176.08%        126.05%        129.86%         94.05%

 *<F4> Sales load is not reflected in the total return number. Effective April 20, 1999 the Fund no longer imposed a sales load.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carry forward of approximately $270,000 which expires March 31, 2009, available to offset future gains, if any. As of March 31, 2002, the Fund had post October capital loss deferrals of $491,976, which will be recognized in the following tax year.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Options Contracts. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. The Fund may write (sell) call options on securities and indices.
          When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund as writers of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, the Fund decreased paid-in capital by $286,626 and decreased accumulated net realized loss on investments and options written by $2,164 due to the Fund experiencing a net investment loss during the year and other tax reclassifications. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2002, Hodges Capital Management, Inc. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. For the year ended March 31, 2002, the Fund incurred $201,359 in advisory fees.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $15 million               $30,000
     $15 to $50 million              0.20% of average daily net assets
     $50 to $100 million             0.15% of average daily net assets
     $100 to $150 million            0.10% of average daily net assets
     Over $150 million               0.05% of average daily net assets

     For the year ended March 31, 2002, the Fund incurred $47,379 in administration fees.

     First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

     For the year ended March 31, 2002, First Dallas Securities, Inc. received $31,972 in brokerage commissions with respect to the Fund's portfolio transactions.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the year ended March 31, 2002, the Fund paid fees of $59,223 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended March 31, 2002, were $30,123,343 and $30,161,739, respectively.

     The activity in call options written during the year ended March 31, 2002, is as follows:

                                                CONTRACTS     PREMIUMS RECEIVED
                                                ---------     -----------------
     Options outstanding, beginning of year        --            $     --
     Options written                             (405)            (56,941)
     Options closed                               207              33,296
     Options expired                              198              23,645
                                                 ----            --------
     Options outstanding, end of year              --            $     --
                                                 ----            --------
                                                 ----            --------

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the year's ended March 31, 2002 and 2001 were as follows:

                                      2002                2001
                                      ----                ----
Ordinary Income                      $   --             $415,419
                                     ------             --------
                                     ------             --------

     As of March 31, 2002 the components of distributable earnings on a tax basis were as follows:

          Undistributed long-term gain            $ (270,388)
          Unrealized appreciation                  2,025,265
                                                  ----------
                                                  $1,754,877
                                                  ----------
                                                  ----------

     The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and the deferral of losses incurred after October 31.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  HODGES FUND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hodges Fund, a series of Professionally Managed Portfolios, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 10, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                 INDEPENDENT TRUSTEES - (UNAUDITED)
                                                 ----------------------------------

                                        TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION      OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------     -----------     ----------                        -----------     -------------
Dorothy A. Berry          Chairman      Indefinite      Talon Industries (venture         18              Not
Born (1943)               and           Term            capital & business                                Applicable
4455 E. Camelback Rd.,    Trustee                       consulting); formerly
Suite 261-E                                             Chief Operating Officer,
Phoenix, AZ  85018                                      Integrated Assets
                                                        Management (investment
                                                        advisor and manager) and
                                                        formerly President, Value
                                                        Line, Inc., (investment
                                                        advisory & financial
                                                        publishing firm).

Wallace L. Cook           Trustee       Indefinite      Retired. Formerly                 18              Not
Born (1939)                             Term            Senior Vice President,                            Applicable
4455 E. Camelback Rd.,                                  Rockefeller Trust Co.
Suite 261-E                                             Financial Counselor,
Phoenix, AZ  85018                                      Rockefeller & Co.

Carl A. Froebel           Trustee       Indefinite      Private Investor.  Formerly       18              Not
Born (1938)                             Term            Managing Director, Premier                        Applicable
4455 E. Camelback Rd.,                                  Solutions, Ltd. Formerly
Suite 261-E                                             President and Founder,
Phoenix, AZ  85018                                      National Investor Data
                                                        Services, Inc. (investment
                                                        related computer software).

Rowley W.P. Redington     Trustee       Indefinite      President; Intertech              18              Not
Born (1944)                             Term            (consumer electronics and                         Applicable
4455 E. Camelback Rd.,                                  computer service and
Suite 261-E                                             marketing); formerly Vice
Phoenix, AZ  85018                                       President, PRS of New
                                                        Jersey, Inc. (management
                                                        consulting), and Chief
                                                        Executive Officer, Rowley
                                                        Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                        TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION      OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------     -----------     ----------                        -----------     -------------
Steven J. Paggioli        President     Indefinite      Consultant, U.S. Bancorp          18              Trustee,
Born (1950)               and           Term            Fund Services, LLC                                Managers
915 Broadway              Trustee       Since           since July, 2001; formerly                        Funds
New York, NY  10010                     May 1991        Executive Vice President,
                                                        Investment Company
                                                        Administration, LLC
                                                        ("ICA") (mutual fund
                                                        administrator and the
                                                        Fund's former administrator).

Robert M. Slotky          Treasurer     Indefinite      Vice President, U.S.                              Not
Born (1947)                             Term            Bancorp Fund Services,                            Applicable
2020 E. Financial Way,                  Since           LLC since July, 2001;
Suite 100                               May 1991        formerly, Senior Vice
Glendora, CA  91741                                     President, ICA (May 1997-
                                                        July 2001); former instructor
                                                        of accounting at California
                                                        State University-Northridge
                                                        (1997).

Chad E. Fickett           Secretary     Indefinite      Compliance Administrator,                         Not
Born (1973)                             Term            U.S. Bancorp Fund                                 Applicable
615 E. Michigan St.                     Since           Services, LLC since
Milwaukee, WI  53202                    March 2002      July, 2000.

                                    Advisor
                        HODGES CAPITAL MANAGEMENT, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (877) 232-1222

                                  Distributor
                         FIRST DALLAS SECURITIES, INC.
                               2905 Maple Avenue
                               Dallas, TX  75201
                                 (800) 388-8512

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441